CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement of our report dated November 25, 1996, included in Action Performance Companies, Inc.'s Registration Statement on Form S-3 (333-27485) and the Rule 424(b) Prospectus filed thereunder, and to all references to our firm included in this Registration Statement.

                                                             ARTHUR ANDERSEN LLP

Phoenix, Arizona
June 17, 1997